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                                                                    EXHIBIT 10.1

                                 PEERLOGIC, INC.

                            JULY 2000 INCENTIVE PLAN

     1. PURPOSE. The purpose of this July 2000 Incentive Plan is to attract and retain directors, consultants, officers and other Employees for PeerLogic, Inc., a California corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance

     2.   DEFINITIONS. As used in this Plan,

          "BOARD" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 12 of this Plan, such committee (or subcommittee).

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COMMON STOCK" means shares of the Common Stock of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 7 of this Plan.

          "COMPANY" means PeerLogic, Inc., a California corporation.

          "DATE OF GRANT" means, with respect to a grant of an Option, the date specified by the Board on which such grant shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

          "DIRECTOR" means a member of the Board.

          "EFFECTIVE DATE" means July 24, 2000, the date when the Plan was adopted by the Board. The Plan shall be approved by the Company's shareholders within 12 months before or after the Effective Date.

          "EMPLOYEE" means an individual who the Company has determined is an employee for federal income tax withholding purposes. For the purposes of this Plan, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an Employee of the Company, by reason of the transfer of his or her employment among the Company and its Subsidiaries or a leave of absence of not more than thirty (30) days unless otherwise approved by the Board. However, with respect to grants of Incentive Stock Options, any leave of absence longer than ninety (90) days will interrupt the Optionee's continuous employment and the Optionee will cease to be an Employee of the Company as of the 91st day of the leave, unless the Optionee's right to reemployment is guaranteed either by statute or contract.

          "INCENTIVE STOCK OPTIONS" means Options that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision. In no event, however, shall any provision of this Plan apply to any Previously Granted Option if such

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application would constitute a "modification, extension or renewal" of that
Previously Granted Option within the meaning of Section 424(h) of the Code, or otherwise constitute the granting of a new option under such Section or under any other law or regulation governing Incentive Stock Options.

          "INITIAL PUBLIC OFFERING" means the first underwritten public offering of the Company's equity securities registered under the Securities Act, or such other event as a result of which outstanding equity securities of the Company (or any successor entity) shall be publicly traded.

          "MARKET VALUE PER SHARE" means, as of any particular date, the fair market value of the Common Stock as determined in good faith by the Board.

          "NON-STATUTORY STOCK OPTIONS" means Options that are not intended to or do not qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "OPTION" means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

          "OPTIONEE" means the optionee named in the Stock Option Agreement.

          "OPTION PRICE" means the purchase price for one share of Common Stock payable on exercise of an Option.

          "OPTIONED STOCK" means Common Stock acquired upon the exercise of an Option.

          "PARTICIPANT" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, an Employee or a Director of the Company or any one or more of its Subsidiaries. To be eligible for an Option under this Plan, a consultant must provide bona fide services to the Company or a Subsidiary of the parent of the Company and the services may not be in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities. Only an Employee of the Company or any Subsidiaries may be eligible to receive an Incentive Stock Option. Any individual, including an Employee, who has performed, or is expected to perform, services for or on behalf of the Company or any Subsidiaries may be eligible to receive a Non-Statutory Stock Option.

          "PLAN" means the PeerLogic, Inc. July 2000 Incentive Plan, as amended from time to time.

          "RIGHT OF FIRST REFUSAL" means the Company's right of first refusal as set forth in Section 5 of this Plan.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereof, and the rules and regulations thereunder promulgated from time to time by the Securities and Exchange Commission.

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          "SHARES GRANTED" means the number of shares of Common Stock subject to a grant of an Option.

          "STOCK OPTION AGREEMENT" means the agreement entered into by the Company and Optionee pursuant to Section 8 of this Plan.

          "SUBSIDIARY" means a corporation, company or other entity

               (i) Fifty percent (50%) or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

               (ii) Which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but fifty percent (50%) or more of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company. Notwithstanding the foregoing, in determining whether any Employee may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "VESTING COMMENCEMENT DATE" means the date that the Option begins to vest and, generally, is the Date of Grant unless otherwise specified in the Summary contained in the Stock Option Agreement.

     3.   SHARES AVAILABLE UNDER THE PLAN.

          (a) Subject to adjustment as provided in Section 3(b) and Section 7 of this Plan, the number of shares of Common Stock that may be issued or transferred upon the exercise of Options shall equal the total of One Million Two Hundred (1,200,000) shares of Common Stock, plus any shares described in
Section 3(b).

          (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to grants that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that grant shall not again be available for issue or transfer hereunder.

          (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section 7 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 1,200,000.

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     4.   OPTIONS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of shares of Common Stock, as determined by the Board, subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per share, which may be less than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per share for an Incentive Stock Option may not be less than the Market Value per Share on the Date of Grant. The Option Price may not be less than 85% of the Market Value per Share on the Date of Grant. The Option Price that is granted to a Participant who owns or with the application of
Section 424(d) of the Code is considered as owning more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries shall be at least 110% of the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable (i) in cash, by check, or by a cash equivalent acceptable to the Company; (ii) by cancellation of any indebtedness then owed by the Company to the Optionee which is due and payable at the time of exercise; (iii) by the actual or constructive transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d), (e), and (f)) having a value at the time of exercise equal to the total Option Price; or (iv) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option (other than an Incentive Stock Option) may also be made in whole or in part in the form of shares of Common Stock that are forfeitable or subject to restrictions on transfer (based, in each case, on the Market Value per Share on the date of exercise). Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of the consideration specified in this Section 4(d), the shares of Common Stock received upon the exercise of the Options shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered.

          (e) Any grant may provide for payment of the Option Price, in installments, with or without interest, upon terms determined by the Board.

          (f) Any grant may provide for deferred payment of the Option Price from the proceeds of a sale through a broker on a date satisfactory to the Company of some or all of the shares of Common Stock to which such exercise relates.

          (g) Successive grants may be made to the same Optionee whether or not any Options previously granted to such Optionee remain unexercised.

          (h) Each grant shall specify the period or periods of continuous employment or service by the Optionee with the Company or any Subsidiary that is necessary before the Option or installments thereof will vest and become exercisable, as determined by the Board in

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awarding the Previously Granted Option. The Option shall become exercisable at a rate of at least 20% per year over five (5) years from the Date of Grant, subject to reasonable conditions such as continued employment. For Options granted to officers, consultants or Directors of the Company or any Subsidiary, the Option may become fully exercisable at any time during a period established by the Company.

          (i) Unless otherwise approved by the Board, each Option shall be subject to the Right of First Refusal in favor of the Company, as specified in
Section 5 of this Plan.

          (j) Options granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify ("Non-Statutory Stock Options"), or (iii) combinations of the foregoing.

          (k) No Option shall be exercisable more than 10 years from the Date of Grant. To the extent required for "Incentive Stock Option" status under
Section 422 of the Code, any Option granted to a Participant who owns or with the application of Section 424(d) of the Code is considered as owning more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries shall not be exercisable more than five (5) years from the Date of Grant.

          (l) If a Participant's employment with or service as a non-employee Director or consultant to the Company or its Subsidiaries terminates due to the Participant's death, permanent and total disability, retirement under a retirement plan of the Company or one of its Subsidiaries or for any other reason, the Option shall thereafter be exercisable only in accordance with the terms of the Stock Option Agreement evidencing such Option, or as otherwise determined by the Board in its sole discretion. In no event shall the exercise period be less than thirty (30) days from the date of termination or cessation of services (other than a termination for cause as defined in the Stock Option Agreement), unless such termination is caused by death or permanent and total disability in which case the exercise period may not be less than six (6) months.

          (m) Neither the Plan nor each Option shall terminate on the effective date of any of the following transactions or events:

               (i)  Dissolution or liquidation of the Company;

               (ii) Reorganization, merger or consolidation of the Company which results in the outstanding shares being changed into, or exchanged for, cash or property or securities of another entity;

              (iii) Sale of substantially all of the Company's property to, or the acquisition of more than 80% of the Company's outstanding voting stock by, another corporation or person; or

               (iv) Any other reorganization in which the Company is not the surviving entity;

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unless provisions are made for the assumption of this Option or the substitution for this Option by a new stock option of the successor person or entity or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and per share exercise prices, as provided in Section 7 hereof.

          In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least ten (10) days prior to the effective date of such transaction. Until such effective date, the Optionee may exercise any portion of his or her Option which is or becomes vested on or prior to such effective date, but after such effective date the Optionee may not exercise his or her Option unless it is assumed or substituted by the successor entity (or a parent or subsidiary thereof) as provided above.

          (n) Each grant of Options shall be evidenced by a Stock Option Agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

          (o) No Option shall be exercisable unless this Plan has been approved by the Company's shareholders within 12 months before or after the Effective Date. Any Option exercised before the shareholder approval is obtained will be rescinded.

          (p) An Optionee may exercise an Option in whole or in part at any time and from time to time during the period within which an Option may be exercised. To exercise an Option, an Optionee shall give written notice to the Company specifying the number of shares of Common Stock to be purchased and provide full payment of the Option Price and any other documentation that may be required by the Company.

          (q) An Optionee shall be treated for all purposes as the owner of record of the number of shares of Common Stock purchased pursuant to exercise of the Option (in whole or in part) as of the date the conditions set forth in
Section 4(p) are satisfied.

          (r)  To the extent required for "Incentive Stock Option" status under
Section 422 of the Code, the aggregate Market Value per Share (determined as of the Date of Grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan and/or any other stock option plan of the Company (within the meaning of Section 424 of the Code) shall not exceed $100,000. The portion of the Incentive Stock Options with an aggregate Market Value per Share in excess of $100,000 as determined in this subsection will be treated as a non-statutory option that is not intended to be an Incentive Stock Option.

          (s) The Board also may permit Optionees to elect to defer the issuance of shares of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (t) Any certificate or replacement certificate issued by the Company evidencing any shares of Optioned Stock shall be endorsed as follows:


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          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO
          CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN (A) THE COMPANY'S JULY 2000 INCENTIVE PLAN AND (B) THAT CERTAIN STOCK OPTION AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS CERTIFICATE WHOSE NAME APPEARS ON THE REVERSE SIDE OF THIS CERTIFICATE. COPIES OF SUCH DOCUMENTS ARE ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF IT, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH DOCUMENTS.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER STATE SECURITIES LAWS AND (i) MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE, AND (ii) ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS CONTAINED IN THE COMPANY'S JULY 2000 INCENTIVE PLAN AND THAT CERTAIN STOCK OPTION AGREEMENT. THESE SHARES MAY BE SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL.

          (u) In addition to all other transfer restrictions in this Plan, no transfer of any Option or shares of Optioned Stock other than a transfer to the Company shall be effective unless such transfer is made (i) pursuant to an effective registration statement under the Securities Act and a valid qualification under applicable state securities or blue sky laws, or (ii) without registration under the Securities Act and qualification under applicable state securities or blue sky laws as a result of the availability of an exemption from registration and qualification under such laws, and, unless waived by the Company in writing, the transferring person shall have furnished the Company an opinion of counsel to that effect, such counsel and such opinion being reasonably satisfactory in form and substance to the Company and its counsel.

          (v) Any attempt to transfer or encumber any shares of the Common Stock not in accordance with this Plan shall be null and void ab initio and neither the issuer of such securities nor any transfer agent of such securities shall give any effect to such attempted transfer or encumbrance in its stock records.

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          (w)  Each Option may provide that an Optionee must agree not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Optioned Stock of the Company held by Optionee for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed ninety (90) days following the effective date of any registration statement of the Company filed under the Securities Act. Each Option may provide that an Optionee must agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this subsection shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock subject to the foregoing restriction until the end of said ninety (90) day period.

     5.   COMPANY'S RIGHT OF FIRST REFUSAL.

          (a) EXERCISE OF RIGHT. If an Optionee desires to transfer all or any part of the shares of the Optioned Stock to any person other than the Company (an "OFFEROR"), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "OFFER") for the purchase thereof from the Offeror; and (ii) give written notice (the "OPTION NOTICE") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase such shares of the Optioned Stock (the "COMPANY OPTIONED STOCK") specified in the Option Notice, such option to be exercisable by giving, within ten (10) days after receipt of the Option Notice, a written counter notice to the Optionee. If the Company elects to purchase such shares of the Company Optioned Stock with cash or a promissory note or a combination of these methods of payment, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such shares of the Company Optioned Stock at the price and terms indicated in the Offer within thirty (30) days from the date of delivery by the Company of such counter-notice.

          (b) SALE OF OPTIONED STOCK TO OFFEROR. The Optionee may, for 60 days after the expiration of the 10-day option period as set forth in Section 5(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such shares of the Company Optioned Stock not purchased or agreed to be purchased by the Company or its assignee. If any or all of such shares of the Company Optioned Stock are not sold pursuant to an Offer within the time permitted above, the unsold shares of the Company Optioned Stock shall remain subject to the terms of this Section 5.


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          (c)  ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 5 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, the Optioned Stock.

          (d) FAILURE TO DELIVER OPTIONED STOCK. If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing shares of the Company Optioned Stock to be sold to the Company or its assignee pursuant to this Section 5, the Company shall have the right to deposit the purchase price for such shares of the Company Optioned Stock in a separate account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such shares of the Company Optioned Stock shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look only to the Company for payment. The Company may place a legend on any certificate for the shares of the Optioned Stock delivered to the Optionee reflecting the restrictions on transfer provided in this Section 5.

          (e) TERMINATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal will terminate on an Initial Public Offering.

     6. TRANSFERABILITY. Incentive Stock Options shall be transferable by an Optionee only by will or the laws of descent and distribution. Non-Statutory Stock Options shall be transferable by an Optionee by will, the laws of descent and distribution, an instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e). Except as otherwise determined by the Board, Options shall be exercisable during the Optionee's lifetime only by the Optionee; or in the event of Optionee's legal incapacity, by Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision; or in the event of transfer of a Non-Statutory Stock Option by gift to "immediate family," by the "immediate family" to whom the Non-Statutory Stock Option was transferred. In case of a transfer by instrument to an inter vivos trust or by gift, the transfer will become effective (i) only if reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) where such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     7.   ADJUSTMENTS.

          (a) The Board shall adjust the number and kind of shares purchasable by the outstanding Options granted hereunder, and the exercise price of such shares, in any manner that the Board determines, in good faith, is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that would otherwise result in the event of a stock split,

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reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's shares.

          (b) The Board may also adjust the number and kind of shares purchasable by the outstanding Options granted hereunder and the exercise price of such shares, in any manner that the Board determines, in good faith, is equitably required to prevent dilution or enlargement of the rights of the Participants or Optionees that would otherwise result in the event of:

               (i) Merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or

               (ii) Other corporate transaction or event having an effect similar to any of the foregoing.

          (c) Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide for the assumption or substitution for any or all outstanding awards under this Plan, such alternative consideration as the Board, in good faith, may determine to be equitable under the circumstances and may require in connection therewith, the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 7; provided, however, that any such adjustment to the number specified in Section 3 shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     8. STOCK OPTION AGREEMENT. The form of each Stock Option Agreement shall be prescribed by the Board, and any Stock Option Agreement evidencing an outstanding Option may with the concurrence of the affected Optionee be amended, by the Board, provided that the terms and conditions of each Stock Option Agreement and amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Optionee with respect to any outstanding Option without the Optionee's consent.

     9. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     10. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required. Unless otherwise determined by the Board, the minimum required withholding

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obligations may be settled with shares of the Common Stock, including shares of the Common Stock that are part of the award that gives rise to the withholding requirement.

     11. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     12.  ADMINISTRATION OF THE PLAN.

          (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two non-employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

          (b) The Board shall have the sole and exclusive power to interpret and construe any provision of this Plan or of any agreement, notification or document evidencing the grant of Options, and to make any determinations, including, without limitation, factual findings, regarding an individual's rights under this Plan. Any determination made by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     13.  MISCELLANEOUS.

     (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a

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Participant who holds an Option not immediately exercisable in full, the Board may, in its sole discretion, accelerate the time at which such Option may be exercised or may waive any other limitation or requirement under any such award.

     (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time. Inclusion of a termination for cause provision in an Option Agreement shall not confer upon the Optionee any right with respect to the right of the Company to terminate the employment or service by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or service or adjust the compensation of the Optionee.

     (d) The Board may, with the concurrence of the affected Optionee, cancel any Option granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option (which may or may not cover the same number of shares of Common Stock that had been the subject of any prior option) in such manner, at such Option Price and subject to the same terms, conditions and discretion as would have been applicable under this Plan had the cancelled options not been granted.

     14. TERM. No grant shall be made under this Plan more than 10 years after the earlier of the date on which this Plan is first approved by the Board or the shareholders of the Company, but all grants made on or prior to such termination date shall continue in effect thereafter subject to the terms thereof and of this Plan.

     15. INFORMATION. To the extent required by applicable state securities law, Participants who hold shares of the Optioned Stock shall receive annual financial statements of the Company. This provision shall not apply to Participants whose duties in connection with the Company assure them access to equivalent information.


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